UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On May 15, 2014, the stockholders of Repligen Corporation (the “Company”) approved an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the aggregate number of shares of common stock which the Company will have authority to issue from 40,000,000 to 80,000,000 shares. To give effect to this amendment, on May 16, 2014, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 15, 2014. Proxies were solicited pursuant to the Company’s proxy statement filed on April 8, 2014, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 32,039,883. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 28,324,468, representing 88% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, (iv) to vote and approve an amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock of the Company and (v) to vote and approve an amendment and restatement of the Company’s 2012 Stock Option and Incentive Plan. The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Glenn L. Cooper, John G. Cox, Karen A. Dawes, Alfred L. Goldberg, Michael A. Griffith, Walter C. Herlihy and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Glenn L. Cooper	20,603,578	98.68%	276,275	1.32%	7,444,615
John G. Cox	20,592,865	98.63%	286,988	1.37%	7,444,615
Karen A. Dawes	19,205,999	91.98%	1,673,854	8.02%	7,444,615
Alfred L. Goldberg	19,196,144	91.94%	1,683,709	8.06%	7,444,615
Michael A. Griffith	20,543,207	98.39%	336,646	1.61%	7,444,615
Walter C. Herlihy	20,647,597	98.89%	232,256	1.11%	7,444,615
Thomas F. Ryan, Jr.	19,201,027	91.96%	1,678,826	8.04%	7,444,615

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,114,392	127,080	82,996
PERCENTAGE OF VOTED	99.25%	0.44%	0.29%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	20,441,802	325,595	112,456	7,444,615
PERCENTAGE OF VOTED	97.90%	1.55%	0.53%

Proposal 4 –Vote to Approve an Increase in the Number of Shares of Authorized Common Stock

The amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock of the Company was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	22,757,374	5,394,035	173,059
PERCENTAGE OF OUTSTANDING	71.02%	16.83%	0.54%

Proposal 5 – Vote to Approve an Amendment and Restatement of the 2012 Stock Option and Incentive Plan

The amendment and restatement of the Company’s 2012 Stock Option and Incentive Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	19,256,765	1,516,724	106,364	7,444,615
PERCENTAGE OF VOTED	92.22%	7.26%	0.50%

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Repligen Corporation, effective as of May 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 19, 2014	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Repligen Corporation, effective as of May 16, 2014.